As filed with the Securities and Exchange Commission on May 11, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        1-5706                 58-0971455
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 (State or other jurisdiction        (Commission File           (IRS Employer
       of incorporation)                  Number)            Identification No.)

    8000 Tower Point Drive, Charlotte, NC                           28227
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  (Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code: (704) 321-7380
                                                         --------------


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01. Other Events

     On May 11, 2006, Metromedia International Group, Inc. (the "Company") announced that the Company is unable to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 (the "2006 Q1 Form 10-Q"). The filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 ("2004 Form 10-K"), its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2005 (the "2005 Quarterly Reports") and its Annual Report of Form 10-K for the fiscal year ended December 31, 2005 ("2005 Form 10-K") with the SEC, along with the Company's completion of its work effort for compliance with Section 404, "Management Assessment of Internal Controls" of the Sarbanes-Oxley Act of 2002 for corporate headquarters with respect to the filing of its 2005 Form 10-K, are a prerequisite for the filing of the 2006 Q1 Form 10-Q.

     At present, the Company cannot predict with confidence when it will file either the 2004 Form 10-K, the 2005 Quarterly Reports, or the 2005 Form 10-K and thus the 2006 Q1 Form 10-Q.

     The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

           (d)  Exhibits

         99.1 Press Release of Metromedia International Group, Inc., dated May 11, 2006.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METROMEDIA INTERNATIONAL GROUP, INC.


                              By: /S/ HAROLD F. PYLE, III
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                                  Name:  Harold F. Pyle, III
                                  Title: Executive Vice President Finance, Chief
                                         Financial Officer and Treasurer

Date: May 11, 2006
Charlotte, NC